AMENDMENT No. 1 AND ADDENDUM TO CREDIT AGREEMENT

This AMENDMENT NO. 1 AND ADDENDUM TO CREDIT AGREEMENT (this "Amendment") is entered into as of January 24, 2013, by and among THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, and STK ATLANTA, LLC, a Georgia limited liability company, (hereinafter referred to individually as an "Existing Borrower", and collectively, as the "Existing Borrowers"), HERAEA VEGAS LLC, a Nevada limited liability company, and XI SHI LAS VEGAS LLC, a Nevada limited liability company (hereinafter referred to individually as a "New Subsidiary", and collectively, as the "New Subsidiaries") and HERALD NATIONAL BANK, a national banking association (hereinafter referred to as the "Bank").

Recitals

A.           The Bank and the Existing Borrowers have entered into that certain Credit Agreement, dated as of October 31, 2011 (as amended through the date hereof, the "Credit Agreement"), pursuant to which the Bank has extended credit to the Existing Borrowers for the purposes permitted therein.

B.           Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

C.           The One Group has informed the Bank that it has acquired the New Subsidiaries and that, pursuant to Section 5.7 of the Credit Agreement, each of them shall become a "Borrower" and a "Subsidiary Borrower" under the Credit Agreement.

D.           The Existing Borrowers and the Bank have agreed to amend the Credit Agreement by adding the New Subsidiaries as additional Borrowers and Subsidiary Borrowers, increasing the Commitment and amending certain other provisions, all as provided in this Amendment.

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.          Addition of New Borrowers/Subsidiary Borrowers.

1.1           Each New Subsidiary (i) is, and is deemed to be, a "Borrower" and a "Subsidiary Borrower" under, and as such terms are defined in, the Credit Agreement, (ii) assumes all of the indebtedness, liabilities and Obligations of a Borrower and a Subsidiary Borrower under the Credit Agreement, and (iii) agrees to (A) be a "Borrower" and a "Subsidiary Borrower" under, and as such terms are defined in, the Credit Agreement, (B) be bound by all of the terms of the Credit Agreement applicable to a “borrower” or a “Subsidiary Borrower” thereunder, and (C) perform and discharge all of the obligations, covenants and agreements of a Borrower and a Subsidiary Borrower set forth in the Credit Agreement and each Note executed by the Existing Borrowers in connection therewith.

2.          Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

2.1           Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by restating the definition of "Commitment" contained therein to read in its entirety as follows:

"Commitment" means the obligation of the Bank to make Loans hereunder in an aggregate principal amount of up to Five Million Dollars ($5,000,000), as such amount is subject to reduction in accordance with the terms hereof.

2.2           Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by restating the definition of "Security Agreement" contained therein to read in its entirety as follows:

"Security Agreement" means the Amended and Restated Security Agreement, substantially in the form of Exhibit B annexed to Amendment No. 1, by the Borrowers in favor of the Bank, as amended, restated, supplemented or otherwise modified from time to time.

2.3           Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by restating the definition of "Subsidiary Borrowers" contained therein to read in its entirety as follows:

"Subsidiary Borrowers" means, collectively, One 29 Park Management, STK-Las Vegas, STK Atlanta, Heraea Vegas LLC, One Atlantic City LLC, and Xi Shi Las Vegas LLC.

2.4           Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions therein in the appropriate alphabetical location:

"Amendment No. 1" means Amendment No. 1 and Addendum to Credit Agreement dated as of January 24, 2013, by and among the Existing Borrowers, the New Subsidiaries and the Bank.

"Amendment No. 1 Effective Date" means the date on which the conditions precedent contained in Section 4 of Amendment No. 1 have been fulfilled.

"Heraea Vegas LLC" means Heraea Vegas LLC, a Nevada limited liability company.

"Xi Shi Las Vegas" means Xi Shi Las Vegas LLC, a Nevada limited liability company.

2.5           Section 2.2 (Notes) of the Credit Agreement is hereby amended by restating subsection (a) thereof to read in its entirety as follows:

(a)          Each Loan shall be evidenced by a joint and several promissory note of the Borrowers in substantially the form of Exhibit A annexed to Amendment No. 1 (each, a "Note" and collectively, the "Notes"). Each Note shall be dated the date of the applicable Loan, shall be payable to the Bank in the principal amount of such Loan, and shall otherwise be duly completed. Each Note shall be subject to repayment as provided in Sections 2.5 and 2.6 hereof.

2.6           Section 4.3 (Conditions Subsequent) of the Credit Agreement is hereby restated to read in its entirety as follows:

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Section 4.3           Conditions Subsequent.

The obligation of the Bank to make Loans on the occasion of any Borrowing after the ninetieth (90th) day following the Amendment No. 1 Effective Date, is subject to the receipt by the Bank of a counterpart of the Assignment of Life Insurance with respect to the Guarantor, executed by The One Group, together with the Key-Person Policy of the Guarantor and evidence satisfactory to the Bank that (A) such Assignment of Life Insurance has been recorded with the issuer of such Key-Person Policy, and (B) the aggregate face value of such Key-Person Policy (after giving effect to the existing Key-Person Policy) is not less than $5,000,000.

2.7           Section 5.2 (Limited Liability Company Existence, Taxes, Maintenance of Properties, Compliance with Law and Insurance) of the Credit Agreement is hereby amended by restating subsection (f)(ii) thereof to read in its entirety as follows:

(ii)         Maintain the Key-Person Policy covering the Guarantor with an aggregate face value of not less than $3,000,000; provided that the aggregate face value of such Key-Person Policy shall be increased to $5,000,000 not later than 90 days after the Amendment No. 1 Effective Date.

2.8           Section 5.6 (Financial Covenants) of the Credit Agreement is hereby amended by restating subsections (a) and (b) thereof to read in their entirety as follows:

(a)          Maintain as of the last day of each fiscal quarter of the Borrowers, Tangible Net Worth of not less than $15,000,000 in the aggregate with respect to The One Group and its Subsidiaries on a consolidated basis.

(b)          Maintain as of the last day of each fiscal quarter of the Borrowers, Tangible Net Worth of not less than $9,000,000 in the aggregate with respect to all of the Borrowers on a consolidated basis.

2.9           Article 7 (Events of Default) of the Credit Agreement is hereby amended by restating subsection (n) thereof to read in its entirety as follows:

(n)          The Borrowers shall fail (i) within 90 days after the Amendment No. 1 Effective Date, to obtain and thereafter maintain with one or more responsible insurance companies acceptable to the Bank, additional life insurance on the life of Guarantor in a face amount of not less than $2,000,000, naming the Bank as assignee of such insurance (for a total of $5,000,000 of such insurance); or (ii) to file with the Bank upon its request a detailed list of the insurance on the life of the Guarantor then in effect, stating the names of the insurance companies, the amounts and rates of insurance and the expiration dates thereof;

3.          Amendments to other Loan Documents.

3.1           Notes. Each of Note No. 1, dated October 31, 2011, in the principal amount of $1,250,000, executed by the Existing Borrowers in favor of the Bank and the other Notes set forth on Schedule II attached hereto is hereby amended, to the extent necessary, to provide that the term "Borrowers" as used therein includes each of the New Subsidiaries.

3.2           Pledge Agreement – Subsidiary Borrowers. The Pledge Agreement – Subsidiary Borrowers is hereby amended (i) to provide that the terms "Borrower" and "Borrowers" as used therein includes each of the New Subsidiaries and (ii) by deleting in its entirety Schedule I thereto and substituting therefor Schedule I to this Amendment.

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4.          Acknowledgments and Confirmations.

4.1           Pledge Agreement – Subsidiary Borrowers. The One Group hereby:

(a)          confirms, acknowledges and agrees that (i) term "Borrowers" as used in the Pledge Agreement – Subsidiary Borrowers, as amended by this Amendment includes each of the New Subsidiaries, (ii) the term "Obligations" as used in the Pledge Agreement – Subsidiary Borrowers, as amended by this Amendment (or any other term or terms used therein to describe or refer to the indebtedness, liabilities and obligations of (a) the Borrowers (including the New Subsidiaries) and/or (b) the Guarantor, in either case, under the Credit Agreement and the other Loan Documents to the Bank) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers (including the New Subsidiaries) under the Credit Agreement and the other Loan Documents, as amended hereby or otherwise, and (iii) the Pledge Agreement – Subsidiary Borrowers, as amended hereby, remains in full force and effect and is hereby ratified and confirmed; and

(b)          reaffirms its continuing liability under the Pledge Agreement – Subsidiary Borrowers.

4.2           Guarantee Agreement and Pledge Agreement – The One Group. The Guarantor hereby:

(a)          consents to the execution of this Amendment;

(b)          (i) confirms, acknowledges and agrees that term "Borrowers" as used in the Pledge Agreement – The One Group includes each of the New Subsidiaries, (ii) confirms, acknowledges and agrees that the term "Obligations" as used in the Pledge Agreement – The One Group (or any other term or terms used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers (including the New Subsidiaries) under the Credit Agreement and the other Loan Documents to the Bank) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers (including the New Subsidiaries) under the Credit Agreement and the other Loan Documents, as amended hereby or otherwise, (iii) confirms, acknowledges and agrees that the Pledge Agreement – The One Group remains in full force and effect and is hereby ratified and confirmed, and (iv) reaffirms its continuing liability under the Pledge Agreement – The One Group; and

(c)          (i) confirms, acknowledges and agrees that terms "Borrower" and "Borrowers" as used in the Guarantee Agreement includes each of the New Subsidiaries, (ii) confirms, acknowledges and agrees that the term "Obligations" as used in the Guarantee Agreement (or any other term or terms used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers (including the New Subsidiaries) under the Credit Agreement and the other Loan Documents to the Bank) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers (including the New Subsidiaries) under the Credit Agreement and the other Loan Documents, as amended hereby or otherwise, (iii) confirms, acknowledges and agrees that the Guarantee Agreement remains in full force and effect and is hereby ratified and confirmed, and (iv) reaffirms its continuing liability under the Guarantee Agreement.

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4.3           Subordination Agreements. Each of the Guarantor, RCI II, LTD., and Talia LTD, in its capacity as a Subordinated Creditor, hereby:

(a)          consents to the execution of this Amendment;

(b)          confirms, acknowledges and agrees that (i) term "Borrowers" as used as used in its Subordination Agreement includes each of the New Subsidiaries, (ii) the term "Bank Debt" as used in its Subordination Agreement (or any other term or terms used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers (including the New Subsidiaries) under the Credit Agreement and the other Loan Documents to the Bank) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers (including the New Subsidiaries) under the Credit Agreement and the other Loan Documents, as amended hereby or otherwise, and (iii) its Subordination Agreement remains in full force and effect and is hereby ratified and confirmed; and

(c)          reaffirms its continuing liability under its Subordination Agreement.

5.          Representations and Warranties. To induce the Bank to enter into this Amendment, each of the Existing Borrowers and the New Subsidiaries hereby represents and warrants to the Bank as follows:

5.1           Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties refer to or relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

5.2           (i) The execution, delivery and performance by each of the Existing Borrowers and the New Subsidiaries of this Amendment and the Amended and Restated Security Agreement are within its limited liability company powers and have been duly authorized by all necessary corporate action, (ii) this Amendment and the Amended and Restated Security Agreement is the legal, valid and binding obligation of the Existing Borrowers and the New Subsidiaries enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and (iii) this Amendment and the Amended and Restated Security Agreement and the execution, delivery and performance by each of the Existing Borrowers and the New Subsidiaries thereof does not: (A) contravene the terms of any of the organizational documents of the Existing Borrowers or the New Subsidiaries; (B) conflict with or would cause any breach or contravention of, or the creation of any Lien (other than Liens permitted under the Loan Documents) under, any document evidencing any contractual obligation to which any of the Existing Borrowers or the New Subsidiaries is a party, or any order, injunction, writ or decree currently in effect to which it or its respective property is subject; or (C) violate, in any material respect, any requirement of law applicable thereto.

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6.          Conditions Precedent to Effectiveness.

This Amendment, the addition of the New Subsidiaries as "Borrowers" and "Subsidiary Borrowers" as provided in Section 1 hereof and the amendments contained in Section 2 and Section 3 hereof shall become effective on the date (the "Amendment No. 1 Effective Date") that the following conditions precedent shall have been fulfilled:

6.1           Amendment No. 1. The Bank shall have received this Amendment, duly executed by a duly authorized officer or officers of the Existing Borrowers and the New Subsidiaries and confirmed by the Guarantor and the Subordinated Creditors.

6.2           Amended and Restated Security Agreement. The Bank shall have received an Amended and Restated Security Agreement in the form of Exhibit B hereto (the “Amended and Restated Security Agreement”), duly executed by a duly authorized officer or officers of the Existing Borrowers and the New Subsidiaries, together with the following: (i) instruments constituting Collateral, if any, duly indorsed in blank by a duly authorized officer of each applicable Borrower; (ii) all instruments and other documents, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Bank to be filed, registered or recorded to create or perfect the Liens intended to be created under the Amended and Restated Security Agreement; and (iii) such other documents as the Bank may reasonably require in connection with the perfection of its security interests in the Collateral.

6.3           Amendment Fee. The Bank shall have received a non-refundable amendment fee in the aggregate amount of $20,000.

6.4           New Subsidiaries. With respect to the addition of the New Subsidiaries as Borrowers and Subsidiary Borrowers, the Bank shall have received:

(a)          A certificate, dated the Amendment No. 1 Effective Date, of the chief executive officer or other analogous counterpart of each New Subsidiary: (i) attaching a true and complete copy of the resolutions of its Managing Person and of all documents evidencing all necessary limited liability company action (in form and substance satisfactory to the Bank) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) attaching a true and complete copy of its certificate of formation and operating agreement, (iii) attaching a certificate of good standing of the secretary of state of its organization or formation, issued not more than 30 days prior to the Amendment No. 1 Effective Date, and (iv) setting forth the incumbency of its officer or officers (or the equivalent) who may sign the Loan Documents to which it is a party, including therein a signature specimen of such officer or officers (or equivalent).

(b)          The Bank shall have received certificates of insurance or other evidence reasonably satisfactory to the Bank that the insurance required by Section 5.2(f)(i) with respect to the New Subsidiaries has been obtained and is in effect.

(c)          The Bank shall have received Uniform Commercial Code financing statements (or amendments), required by law or reasonably requested by the Bank to be filed, registered or recorded to create or perfect the Liens intended to be created under the Pledge Agreement – Subsidiary Borrowers, as amended by this Amendment.

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(d)          The Bank shall have received Uniform Commercial Code, tax and judgment lien search reports with respect to each applicable public office where Liens are or may be filed disclosing that there are no outstanding Liens of record as of the Amendment No. 1 Effective Date in such official's office covering any New Subsidiary as debtor thereunder or any Collateral attributable to such New Subsidiary (in any case, other than Liens permitted to exist pursuant to Section 6.1 of the Credit Agreement).

6.5           Certificates of Existing Borrowers. The Bank shall have received:

(a)          a certificate of the chief executive officer or other analogous counterpart of each Existing Borrower: (i) attaching a true and complete copy of the resolutions of its Managing Person and of all documents evidencing all necessary limited liability company action (in form and substance satisfactory to the Bank) taken by it to authorize this Amendment, the Amended and Restated Security Agreement and the transactions contemplated hereby and thereby, (ii) certifying that its certificate of formation and operating agreement have not been amended since October 31, 2011, or, if so, setting forth the same, and (iii) setting forth the incumbency of its officer or officers who may sign this this Amendment and the Amended and Restated Security Agreement, including therein a signature specimen of such officer or officers; and

(b)          a certificate of good standing of the secretary of state of the state of organization or formation of each Existing Borrower, issued not more than 30 days prior to the Amendment No. 1 Effective Date.

6.6           Legal Opinion. Counsel to the Existing Borrowers, the New Subsidiaries and the Guarantor shall have delivered its opinion to, and in form and substance reasonably satisfactory to, the Bank.

6.7           USA Patriot Act. With respect to the New Subsidiaries, the Bank shall have received, to the extent requested, all documentation and other information required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act.

7.          Reference to and Effect upon the Credit Agreement.

7.1           Effect. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

7.2           No Waiver; References. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in:

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(a)          the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

(b)          the other Loan Documents to the term "the Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby;

(c)          the Loan Documents to the (i) terms "Borrower" and "Borrowers" shall include each of the New Subsidiaries, (ii) term Security Agreement shall mean and be a reference to the Amended and Restated Security Agreement, (iii) term Pledge Agreement – Subsidiary Borrowers shall mean and be a reference to the Pledge Agreement – Subsidiary Borrowers as amended hereby, (iv) Notes shall mean and be a reference to the Notes as amended hereby, and (v) term "the Loan Documents" shall be deemed to include this Amendment.

8.          Prior Agreement. The Credit Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to, and supplemental to, all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not (a) operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Bank or the Bank under the Credit Agreement, or (b) constitute a waiver or amendment of any provision of the Credit Agreement.

9.          Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.         Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

[Signature pages follow]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered on the date first written above.

BORROWERS

THE ONE GROUP, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

ONE 29PARK MANAGEMENT, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

STK-LAS VEGAS, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

STK ATLANTA, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

HERAEA VEGAS, LLC

By	/s/ Jonathan Segal
Name	Jonathan Segal
Title:	Chief Executive Officer

XI SHI LAS VEGAS, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

BANK

HERALD NATIONAL BANK

By	/s/ Eugene J. Ward
Name:	Eugene J. Ward
Title:	Vice President

Signature Page to The one Group Amendment No. 1

AGREED TO AND CONFIRMED:

/s/ Jonathan Segal
JONATHAN SEGAL

TALIA LTD

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Person

RCI II, LTD

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Person

TALIA LTD

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Person

Signature Page to The one Group Amendment No. 1

EXHIBIT A

FORM OF NOTE

$__________________

_______ __, 20__

New York, New York

FOR VALUE RECEIVED, the undersigned, THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, STK ATLANTA, LLC, a Georgia limited liability company, HERAEA VEGAS LLC, a Nevada limited liability company and XI SHI LAS VEGAS LLC, a Nevada limited liability company (hereinafter referred to individually as a "Borrower", and collectively, as the "Borrowers"), hereby jointly and severally promise to pay to the order of HERALD NATIONAL BANK (the "Bank") ______________________ DOLLARS ($___________) or if less, the unpaid principal amount of the Loan made by the Bank to the Borrowers on the date hereof, in the amounts and at the times set forth in the Credit Agreement, dated as of October 31, 2011 (as amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers and the Bank, and to pay interest from the date of the making of such Loan on the principal balance of such Loan from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the office of the Bank located at 58 South Service Road, Suite 120, Melville, New York 11747, or at such other place or other manner as the Bank may designate in writing from time to time, in lawful money of the United States of America in immediately available funds. Terms defined in the Credit Agreement are used herein with the same meanings.

The Loan evidenced by this Note is prepayable in the amounts, and under the circumstances, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This Note is subject to, and should be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

The Bank is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Bank may attach hereto, (a) the date of the Loan made by the Bank, (b) the amount thereof, and (c) each payment or prepayment of the principal of, each such Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrowers to repay the Loans, together with interest thereon, as provided in the Credit Agreement, and the outstanding principal balance of the Loan as set forth in such schedule shall be presumed to be correct absent manifest error.

Except as specifically otherwise provided in the Credit Agreement, each Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

This Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 8.2 of the Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

THE ONE GROUP, LLC

By:
Name:
Title:

ONE 29 PARK MANAGEMENT, LLC

By:
Name:
Title:

STK-LAS VEGAS, LLC

By:
Name:
Title:

STK ATLANTA, LLC

By:
Name:
Title:

HERAEA VEGAS LLC

By:
Name:
Title:

XI SHI LAS VEGAS LLC

By:
Name:
Title:

SCHEDULE TO NOTE

Date	Amount of Loan	Amount of principal, paid or prepaid	Notation made by

EXHIBIT B

FORM OF AMENDED AND RESTATED SECURITY AGREEMENT

SCHEDULE I

[SCHEDULE I TO PLEDGE AGREEMENT – SUBSIDIARY BORROWERS]

Issuer	Type of Entity	Type of Equity Interest	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares
One 29 Park Management, LLC	New York Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK-Las Vegas, LLC	Nevada Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Atlanta, LLC	Georgia Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
Heraea Vegas LLC	Nevada Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
Xi Shi Las Vegas LLC	Nevada Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%

SCHEDULE II

CURRENT NOTES

Note No. 2, dated April 11, 2012, in the principal amount of $1,500,000, executed by the Existing Borrowers in favor of the Bank

Note No. 3, dated November 15, 2012, in the principal amount of $500,000, executed by the Existing Borrowers in favor of the Bank